UNITED INVESTORS LIFE INSURANCE COMPANY

Supplement dated August 17, 2004 to Prospectuses and Statements of Additional

Information dated May 1, 2004

•	Titanium Investor Variable Annuity Policy

•	Titanium Investor Variable Universal Life Insurance Policy

Access Variable Insurance Trust recently advised that they intend to close the Shepherd Opportunity Growth Portfolio on or about October 20, 2004, as it is unlikely that it will be able to meet its investment objective due to the small size of the Portfolio. In advance of this closure and in keeping with the Portfolio’s principal investment strategies, as of August 12, 2004, the Portfolio’s management has determined to allocate all Portfolio assets to cash or cash equivalents.

Accordingly, effective August 12, 2004, the Shepherd Opportunity Growth Portfolio subaccount will no longer be available for new investments in the Titanium Investor Variable Annuity and Titanium Investor Universal Life Insurance Policies.

Please keep this Supplement with your Prospectus and Statement of Additional Information dated May 1, 2004.

UI-669, Ed. 08/04